FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
Third Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

FBL Financial Group’s policy for calculating operating income is intended to accurately reflect offsets resulting from the adjustments to net income used to calculate operating income. Due to changes in product offerings since the last amendment to this policy, in the fourth quarter of 2016 FBL Financial Group refined its calculation of operating income to include offsets relating to interest sensitive product reserves. These offsets to interest sensitive product reserves, net of tax, increased operating income $0.9 million for the full year 2016 and were recorded in the fourth quarter. These offsets, net of tax, decreased operating income $0.1 million in the third quarter of 2017 and $0.4 million in the nine months ended September 30, 2017. These offsets, net of tax, not taken into account in the computation of operating income for the third quarter of 2016 would have increased operating income by $0.1 million and increased operating income for the nine months ended September 30, 2016 by $0.3 million.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2017	December 31, 2016
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2017 - $6,694,051; 2016 - $6,661,711)	$7,203,335	$7,008,790
Equity securities - available for sale, at fair value (cost: 2017 - $122,435; 2016 - $130,479)	130,890	132,968
Mortgage loans	923,938	816,471
Real estate	1,543	1,955
Policy loans	190,252	188,254
Short-term investments	25,399	16,348
Other investments	14,099	9,874
Total investments	8,489,456	8,174,660

Cash and cash equivalents	28,713	33,583
Securities and indebtedness of related parties	133,786	137,422
Accrued investment income	84,960	78,437
Amounts receivable from affiliates	5,050	3,790
Reinsurance recoverable	104,270	105,290
Deferred acquisition costs	302,847	330,324
Value of insurance in force acquired	5,536	9,226
Current income taxes recoverable	—	4,309
Other assets	99,431	92,021
Assets held in separate accounts	637,746	597,072

Total assets	$9,891,795	$9,566,134

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2017	December 31, 2016
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,204,910	$5,100,625
Traditional life insurance and accident and health products	1,736,777	1,698,792
Other policy claims and benefits	44,157	43,395
Supplementary contracts without life contingencies	324,475	330,232
Advance premiums and other deposits	265,838	265,221
Amounts payable to affiliates	1,108	862
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	5,819	—
Deferred income taxes	206,515	163,495
Other liabilities	88,812	81,182
Liabilities related to separate accounts	637,746	597,072
Total liabilities	8,613,157	8,377,876

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,922,097 in 2017 and 24,882,542 shares in 2016	153,547	152,903
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2017 and 2016	72	72
Accumulated other comprehensive income	223,869	149,555
Retained earnings	898,108	882,672
Total FBL Financial Group, Inc. stockholders' equity	1,278,596	1,188,202
Noncontrolling interest	42	56
Total stockholders' equity	1,278,638	1,188,258
Total liabilities and stockholders' equity	$9,891,795	$9,566,134

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Revenues:
Interest sensitive product charges	$28,004	$25,851	$86,661	$82,989
Traditional life insurance premiums	47,087	47,682	145,783	147,425
Net investment income	102,950	103,514	307,852	302,621
Net realized capital gains (losses) on sales of investments	81	646	599	(33)

Total other-than-temporary impairment losses	(67)	(25)	(133)	(3,769)
Non-credit portion in other comprehensive income	—	—	—	1,522
Net impairment losses recognized in earnings	(67)	(25)	(133)	(2,247)
Other income	3,501	3,616	11,711	11,480
Total revenues	181,556	181,284	552,473	542,235

Benefits and expenses:
Interest sensitive product benefits	67,206	65,882	188,217	178,860
Traditional life insurance benefits	42,633	42,121	128,197	130,059
Policyholder dividends	2,487	2,459	7,597	8,014
Underwriting, acquisition and insurance expenses	27,535	25,785	98,229	102,437
Interest expense	1,213	1,213	3,638	3,638
Other expenses	4,971	3,854	13,862	12,647
Total benefits and expenses	146,045	141,314	439,740	435,655
	35,511	39,970	112,733	106,580
Income taxes	(11,220)	(13,091)	(35,844)	(34,637)
Equity income, net of related income taxes	2,804	3,128	8,959	8,393
Net income	27,095	30,007	85,848	80,336
Net loss (income) attributable to noncontrolling interest	9	10	(20)	7
Net income attributable to FBL Financial Group, Inc.	$27,104	$30,017	$85,828	$80,343

Comprehensive income attributable to FBL Financial Group, Inc.	$38,616	$46,723	$160,142	$258,639

Earnings per common share	$1.08	$1.20	$3.42	$3.21
Earnings per common share - assuming dilution	$1.08	$1.20	$3.42	$3.21

Cash dividends per common share	$0.44	$0.42	$1.32	$1.26
Special cash dividend per common share	$—	$—	$1.50	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Revenues:
Interest sensitive product charges	$25,851	$28,939	$29,201	$29,456	$28,004
Traditional life insurance premiums	47,682	49,489	48,434	50,262	47,087
Net investment income	103,514	101,549	100,994	103,908	102,950
Net realized capital gains (losses) on sales of investments	646	3,139	(403)	921	81

Total other-than-temporary impairment losses	(25)	(3,551)	(66)	—	(67)
Non-credit portion in other comprehensive income	—	929	—	—	—
Net impairment losses recognized in earnings	(25)	(2,622)	(66)	—	(67)
Other income	3,616	3,685	3,760	4,450	3,501
Total revenues	181,284	184,179	181,920	188,997	181,556

Benefits and expenses:
Interest sensitive product benefits	65,882	59,726	62,760	58,251	67,206
Traditional life insurance benefits	42,121	47,623	42,954	42,610	42,633
Policyholder dividends	2,459	2,560	2,553	2,557	2,487
Underwriting, acquisition and insurance expenses	25,785	33,530	34,353	36,341	27,535
Interest expense	1,213	1,212	1,212	1,213	1,213
Other expenses	3,854	4,319	4,151	4,740	4,971
Total benefits and expenses	141,314	148,970	147,983	145,712	146,045
	39,970	35,209	33,937	43,285	35,511
Income taxes	(13,091)	(11,373)	(10,733)	(13,891)	(11,220)
Equity income, net of related income taxes	3,128	3,047	3,231	2,924	2,804
Net income	30,007	26,883	26,435	32,318	27,095
Net loss (income) attributable to noncontrolling interest	10	(3)	(2)	(27)	9
Net income attributable to FBL Financial Group, Inc.	$30,017	$26,880	$26,433	$32,291	$27,104

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$46,723	$(116,393)	$42,476	$79,050	$38,616

Earnings per common share	$1.20	$1.07	$1.05	$1.29	$1.08
Earnings per common share - assuming dilution	$1.20	$1.07	$1.05	$1.29	$1.08

Cash dividends per common share	$0.42	$0.42	$0.44	$0.44	$0.44
Special cash dividend per common share	$—	$—	$1.50	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	24,990	25,007	25,030	25,031	25,037
Effect of dilutive securities	40	33	22	20	18
Diluted	25,030	25,040	25,052	25,051	25,055

FBL Financial Group, Inc.
Net Income to Operating Income Reconciliation and Pre-tax Operating Income by Segment (1)
(Dollars in thousands, except per share data)

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Net income attributable to FBL Financial Group, Inc.	$30,017	$26,880	$26,433	$32,291	$27,104
Operating income adjustments:
Realized gains/losses on investments (2)	(402)	(429)	554	(788)	38
Change in net unrealized gains/losses on derivatives (2)	(733)	(876)	1	(686)	(1,389)
Operating income	$28,882	$25,575	$26,988	$30,817	$25,753

Operating income per common share - assuming dilution	$1.15	$1.02	$1.08	$1.23	$1.03

Operating return on equity, excluding AOCI - last twelve months	10.6%	10.5%	10.6%	11.0%	10.6%
Operating return on equity, including AOCI - last twelve months	8.8%	8.8%	8.7%	9.0%	8.8%

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Impact of Operating Income Adjustments on FBL Net Income
Realized gains (losses) on investments	$621	$517	$(469)	$921	$14
Change in net unrealized gains/losses on derivatives	1,512	2,685	(49)	107	1,897
Change in amortization of:
Deferred acquisition costs	(341)	115	265	349	117
Unearned revenue reserve	(46)	5	(12)	(127)	(137)
Reserve change offset on interest sensitive products	—	(1,314)	(590)	1,018	187
Income tax offset	(611)	(703)	300	(794)	(727)
Net impact of operating income adjustments	$1,135	$1,305	$(555)	$1,474	$1,351

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Pre-tax operating income by segment:
Annuity segment	$17,075	$15,454	$16,421	$18,174	$17,015
Life Insurance segment	15,245	12,188	13,749	17,631	12,620
Corporate and Other segment	5,219	4,868	4,162	4,195	2,638
Total pre-tax operating income	37,539	32,510	34,332	40,000	32,273
Income taxes on operating income	(8,657)	(6,935)	(7,344)	(9,183)	(6,520)
Operating income	$28,882	$25,575	$26,988	$30,817	$25,753

(1)	Operating income is a non-GAAP measure of earnings.

(2)
Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Annuity Segment

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$894	$1,039	$1,135	$1,202	$1,115
Net investment income	53,945	52,475	53,916	55,631	53,878
Total operating revenues	54,839	53,514	55,051	56,833	54,993

Benefits and expenses:
Interest sensitive product benefits	29,637	29,829	29,878	29,865	31,385
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	507	614	531	483	537
Amortization of deferred acquisition costs	2,231	2,711	2,528	2,783	505
Amortization of value of insurance in force acquired	170	169	170	170	169
Other underwriting expenses	5,219	4,737	5,523	5,358	5,382
Total underwriting, acquisition and insurance expenses	8,127	8,231	8,752	8,794	6,593
Total benefits and expenses	37,764	38,060	38,630	38,659	37,978
Pre-tax operating income	$17,075	$15,454	$16,421	$18,174	$17,015

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,248,096	$4,316,806	$4,357,562	$4,395,757	$4,382,218
Deferred acquisition costs	88,342	88,762	89,108	89,752	91,802
Value of insurance in force acquired	4,374	4,204	4,034	3,864	3,695

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,744,876	$3,827,295	$3,863,647	$3,872,179	$3,884,541
Other insurance reserves	366,899	364,966	368,378	364,368	358,691
Allocated equity, excluding AOCI	259,042	264,112	266,618	266,902	267,324

Other data:
Number of direct contracts	53,410	53,676	53,528	53,390	53,218

Portfolio yield net of assumed defaults	4.74%	4.71%	4.67%	4.60%	4.58%
Credited rate	2.72	2.70	2.69	2.64	2.63
Spread on individual annuities at end of quarter (2)	2.02%	2.01%	1.98%	1.96%	1.95%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,895,799	$2,936,817	$2,984,644	$3,022,180	$3,057,952
Deposits	73,240	84,125	80,219	75,439	55,383
Withdrawals, surrenders and death benefits	(43,587)	(47,417)	(46,610)	(46,700)	(45,450)
Net flows	29,653	36,708	33,609	28,739	9,933

Policyholder interest	19,083	19,770	20,710	20,826	21,041
Annuitizations and other	(7,718)	(8,651)	(16,783)	(13,793)	(6,616)
Balance, end of period	2,936,817	2,984,644	3,022,180	3,057,952	3,082,310
Other interest sensitive reserves	808,059	842,651	841,467	814,227	802,231
Total interest sensitive product reserves	$3,744,876	$3,827,295	$3,863,647	$3,872,179	$3,884,541

(1)	Operating income is a non-GAAP measure of earnings.

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$14,210	$16,797	$17,100	$17,487	$16,633
Traditional life insurance premiums	47,682	49,489	48,434	50,262	47,087
Net investment income	39,227	38,876	38,769	39,436	38,995
Other income	(89)	(73)	(160)	(117)	(88)
Total operating revenues	101,030	105,089	104,143	107,068	102,627

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,886	8,225	8,187	7,983	7,913
Death benefits and other	17,459	13,119	14,272	13,622	16,945
Total interest sensitive product benefits	25,345	21,344	22,459	21,605	24,858
Traditional life insurance benefits:
Death benefits	19,259	25,229	21,667	19,997	21,530
Surrender and other benefits	8,234	7,574	10,429	8,936	7,409
Increase in traditional life future policy benefits	14,628	14,817	10,859	13,678	13,694
Total traditional life insurance benefits	42,121	47,620	42,955	42,611	42,633
Policyholder dividends	2,459	2,560	2,553	2,557	2,487
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,229	4,577	4,903	4,874	4,544
Amortization of deferred acquisition costs	(2,788)	3,724	3,911	4,519	1,122
Amortization of value of insurance in force acquired	377	377	375	375	375
Other underwriting expenses	14,042	12,699	14,404	14,185	14,536
Total underwriting, acquisition and insurance expenses	15,860	21,377	23,593	23,953	20,577
Total benefits and expenses	85,785	92,901	91,560	90,726	90,555
	$15,245	$12,188	$12,583	$16,342	$12,072
Equity income, before tax (2)	—	—	1,166	1,289	548
Pre-tax operating income	$15,245	$12,188	$13,749	$17,631	$12,620

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,825,458	$2,876,555	$2,878,865	$2,913,608	$2,942,395
Deferred acquisition costs	262,803	267,545	271,454	275,356	282,116
Value of insurance in force acquired	17,781	17,404	17,029	16,654	16,279

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$889,645	$899,207	$905,454	$916,067	$930,850
Other insurance reserves	1,864,521	1,887,539	1,902,738	1,917,124	1,933,051
Allocated equity, excluding AOCI	379,540	386,315	382,319	386,413	391,464

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment (Continued)

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,132	364,698	364,173	364,122	364,445
Number of direct policies - universal life	63,446	64,044	64,490	64,979	65,301
Direct face amounts - traditional life	$48,668,224	$49,108,249	$49,473,291	$49,919,358	$50,435,353
Direct face amounts - universal life	$6,782,177	$6,872,482	$6,943,248	$7,048,021	$7,124,265

Portfolio yield net of assumed defaults	5.20%	5.15%	5.14%	5.12%	5.12%
Credited rate	3.76	3.76	3.76	3.71	3.71
Spread on universal life at end of quarter (4)	1.44%	1.39%	1.38%	1.41%	1.41%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$875,067	$889,645	$899,207	$905,454	$916,067
Deposits	21,397	23,768	25,604	27,292	24,708
Withdrawals and surrenders	(4,569)	(6,043)	(8,212)	(7,130)	(6,668)
Net flows	16,828	17,725	17,392	20,162	18,040

Policyholder interest	7,641	7,720	7,687	7,570	7,997
Policy charges	(17,158)	(17,541)	(17,833)	(18,166)	(18,149)
Benefits and other	7,267	1,658	(999)	1,047	6,895
Balance, end of period	$889,645	$899,207	$905,454	$916,067	$930,850

(1)	Operating income is a non-GAAP measure of earnings.

(2)
Beginning in the first quarter of 2017, a portion of our investments held in securities and indebtedness of related parties was assigned to the Life Insurance segment. These investments are accounted for under the equity method of accounting.

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Corporate and Other

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$10,793	$11,102	$10,978	$10,894	$10,393
Net investment income	8,161	8,481	8,768	8,643	8,719
Other income	3,705	3,754	3,920	4,567	3,589
Total operating revenues	22,659	23,337	23,666	24,104	22,701

Benefits and expenses:
Interest sensitive product benefits	10,239	8,214	10,059	7,894	11,697
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	671	657	721	812	705
Amortization of deferred acquisition costs	(432)	1,953	637	1,223	(2,276)
Other underwriting expenses	1,210	1,423	1,098	1,721	2,045
Total underwriting, acquisition and insurance expenses	1,449	4,033	2,456	3,756	474
Interest expense	1,213	1,212	1,212	1,213	1,213
Other expenses	3,854	4,319	4,151	4,740	4,971
Total benefits and expenses	16,755	17,778	17,878	17,603	18,355
	5,904	5,559	5,788	6,501	4,346
Net loss (income) attributable to noncontrolling interest	10	(3)	(2)	(27)	9
Equity loss, before tax	(695)	(688)	(1,624)	(2,279)	(1,717)
Pre-tax operating income	$5,219	$4,868	$4,162	$4,195	$2,638

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$604,570	$631,731	$655,476	$652,011	$647,104
Deferred acquisition costs	71,225	69,664	69,667	67,425	71,038
Separate account assets	605,729	597,072	615,892	625,971	637,746

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$359,151	$366,519	$368,405	$367,929	$369,167
Other insurance reserves	93,099	93,159	93,054	91,316	94,088
Separate account liabilities	605,729	597,072	615,892	625,971	637,746
Allocated equity, excluding AOCI	379,877	385,220	365,103	382,112	392,939

Rollforward of separate account balances:
Beginning separate account balance	$603,706	$605,729	$597,072	$615,892	$625,971
Net premiums and transfers	1,645	(2,348)	5,160	6,804	4,945
Net investment income (loss)	22,321	9,627	31,288	19,679	22,852
Charges, benefits and surrenders	(21,943)	(15,936)	(17,628)	(16,404)	(16,022)
Ending separate account balance	$605,729	$597,072	$615,892	$625,971	$637,746

Other data:
Number of direct contracts - variable annuity	10,657	10,500	10,320	10,157	10,017
Number of direct policies - variable universal life	39,275	38,779	38,251	37,800	37,400
Direct face amounts - variable universal life	$4,839,145	$4,772,878	$4,707,786	$4,654,603	$4,599,050

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
		(Dollars in thousands)
Annuity
Balance - beginning of period	$87,405	$88,342	$88,762	$89,108	$89,752
Capitalization:
Commissions	3,042	2,923	2,718	2,908	2,226
Expenses	186	83	194	183	181
Deferral of sales inducements	183	311	269	101	173
Total capitalization	3,411	3,317	3,181	3,192	2,580
Amortization - operating basis, before impact of unlocking (1)	(2,276)	(2,775)	(2,591)	(2,852)	(2,307)
Amortization - unlocking, operating basis (1)	—	—	—	—	1,752
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(198)	(122)	(244)	304	25
Balance - end of period	$88,342	$88,762	$89,108	$89,752	$91,802

Life Insurance
Balance - beginning of period	$252,481	$262,803	$267,545	$271,454	$275,356
Capitalization:
Commissions	4,609	6,213	5,498	5,682	5,122
Expenses	2,358	1,871	2,037	2,400	2,298
Deferral of sales inducements	146	482	421	441	93
Total capitalization	7,113	8,566	7,956	8,523	7,513
Amortization - operating basis, before impact of unlocking (1)	(4,770)	(3,822)	(4,063)	(4,686)	(5,172)
Amortization - unlocking, operating basis (1)	7,991	—	—	—	4,351
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(12)	(2)	16	65	68
Balance - end of period	$262,803	$267,545	$271,454	$275,356	$282,116

Corporate and Other
Balance - beginning of period	$70,815	$71,225	$69,664	$69,667	$68,546
Capitalization:
Commissions	108	183	157	130	83
Deferral of sales inducements	3	17	17	2	—
Total capitalization	111	200	174	132	83
Amortization - operating basis, before impact of unlocking (1)	(1,207)	(2,000)	(664)	(1,233)	(907)
Amortization - unlocking, operating basis (1)	1,661	—	—	—	3,292
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(155)	239	493	(20)	24
Balance - end of period	$71,225	$69,664	$69,667	$68,546	$71,038

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
		(Dollars in thousands)
Total
Balance - beginning of period	$410,701	$422,370	$425,971	$430,229	$433,654
Capitalization:
Commissions	7,759	9,319	8,373	8,720	7,431
Expenses	2,544	1,954	2,231	2,583	2,479
Deferral of sales inducements	332	810	707	544	266
Total capitalization	10,635	12,083	11,311	11,847	10,176
Amortization - operating basis, before impact of unlocking (1)	(8,253)	(8,597)	(7,318)	(8,771)	(8,386)
Amortization - unlocking, operating basis (1)	9,652	—	—	—	9,395
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(365)	115	265	349	117
Balance - end of period	422,370	425,971	430,229	433,654	444,956
Impact of realized/unrealized losses in AOCI	(207,140)	(95,647)	(108,091)	(137,017)	(142,109)
Deferred acquisition costs	$215,230	$330,324	$322,138	$296,637	$302,847

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Operating Income (1)

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$—	$—	$10
Amortization of deferred acquisition costs	—	—	—	—	1,743
Changes in certain product reserves reported in interest sensitive product benefits	—	—	—	—	(228)
Increase to pre-tax operating income	$—	$—	$—	$—	$1,525

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$(2,244)	$—	$—	$—	$(1,166)
Amortization of deferred sales inducements reported in interest sensitive product benefits	468	—	—	—	422
Amortization of deferred sales inducements reported in traditional life insurance benefits	69	—	—	—	55
Amortization of deferred acquisition costs	7,453	—	—	—	3,873
Changes in certain product reserves reported in interest sensitive product benefits	(6,073)	—	—	—	(5,574)
Decrease to pre-tax operating income	$(327)	$—	$—	$—	$(2,390)

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$(419)	$—	$—	$—	$(579)
Amortization of deferred sales inducements reported in interest sensitive product benefits	67	—	—	—	98
Amortization of deferred acquisition costs	1,595	—	—	—	3,194
Changes in certain product reserves reported in interest sensitive product benefits	(230)	—	—	—	(799)
Increase to pre-tax operating income	$1,013	$—	$—	$—	$1,914

Total impact of unlocking on pre-tax operating income	$686	$—	$—	$—	$1,049

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Collected Premiums (1)

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$23,243	$35,967	$32,624	$26,315	$12,853
Renewal	18,420	20,485	24,217	20,624	14,839
Total fixed rate	41,663	56,452	56,841	46,939	27,692
Index annuity	31,578	28,115	23,427	28,834	28,118
Total individual	73,241	84,567	80,268	75,773	55,810
Group	2,757	2,705	1,195	766	2,323
Total Annuity	75,998	87,272	81,463	76,539	58,133

Life Insurance
Direct:
Universal life:
First year	4,902	5,222	6,301	8,060	7,331
Renewal	16,135	18,039	19,113	18,873	17,216
Total universal life	21,037	23,261	25,414	26,933	24,547
Participating whole life:
First year	4,050	3,167	2,985	3,183	2,446
Renewal	23,144	24,442	24,715	24,337	22,736
Total participating whole life	27,194	27,609	27,700	27,520	25,182
Term life and other:
First year	2,377	2,382	2,442	2,573	2,529
Renewal	24,066	24,689	25,781	25,312	24,947
Total term life and other	26,443	27,071	28,223	27,885	27,476
Total direct life insurance	74,674	77,941	81,337	82,338	77,205
Reinsurance	(7,404)	(5,584)	(7,764)	(7,176)	(5,991)
Total Life Insurance	67,270	72,357	73,573	75,162	71,214

Corporate and Other
Variable, net of reinsurance	13,082	13,362	14,733	14,114	12,204
Accident and health, net of reinsurance	40	182	101	41	98
Total Corporate and Other	13,122	13,544	14,834	14,155	12,302

Total collected premiums	$156,390	$173,173	$169,870	$165,856	$141,649

(1)	Collected premiums is a non-GAAP measure of sales production.

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2016	2016	2017	2017	2017
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	$97,000	$97,000	$97,000	$97,000	$97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,018,459	1,035,647	1,014,040	1,035,427	1,051,727
Total capitalization, excluding AOCI	1,118,459	1,135,647	1,114,040	1,135,427	1,151,727

Accumulated other comprehensive income	292,828	149,555	165,598	212,357	223,869
Total capitalization, including AOCI	$1,411,287	$1,285,202	$1,279,638	$1,347,784	$1,375,596

Common shares outstanding	24,874,659	24,893,955	24,917,960	24,928,568	24,933,510

Book Value per Share:
Excluding AOCI	$40.94	$41.60	$40.70	$41.54	$42.18
Including AOCI	52.72	47.61	47.34	50.05	51.16

Debt-to-Capital Ratio:
Excluding AOCI	8.7%	8.5%	8.7%	8.5%	8.4%
Including AOCI	6.9	7.5	7.6	7.2	7.1

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.3%	4.3%	4.4%	4.3%	4.2%
Including AOCI	3.4	3.8	3.8	3.6	3.5

Class A Common Ownership:
Iowa Farm Bureau Federation	59.4%	59.3%	59.3%	59.2%	59.2%
Public	40.6	40.7	40.7	40.8	40.8
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2016	2016	2017	2017	2017

Investment by Type:
Fixed maturity securities	65.1%	64.1%	63.7%	62.8%	62.3%
Residential mortgage-backed	5.2	5.2	5.2	5.3	5.6
Commercial mortgage-backed	7.4	7.0	7.3	7.7	7.8
Other asset-backed	8.8	9.4	9.2	9.5	9.2
Mortgage loans	9.4	10.0	10.3	10.3	10.9
Equity securities	1.6	1.6	1.7	1.6	1.5
Other	2.5	2.7	2.6	2.8	2.7

Quality of Fixed Maturity Securities:
AAA, AA, A	63.7%	63.7%	63.8%	63.9%	64.4%
BBB	31.8	31.9	31.8	32.3	32.0
BB	3.0	2.9	3.1	2.7	2.5
<BB	1.5	1.5	1.3	1.1	1.1

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,214	1,214	1,186	1,177	1,213
6 life partner states and Colorado	656	648	653	651	653
	1,870	1,862	1,839	1,828	1,866

	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,811)	$(1,689)	$(1,805)	$(2,938)	$(1,918)
Other equity method investments	1,116	1,001	1,347	1,948	749
	(695)	(688)	(458)	(990)	(1,169)
Income taxes:
Taxes on equity income (loss)	242	241	160	346	410
Investment tax credits	3,581	3,494	3,529	3,568	3,563
Equity income, net of related income taxes	$3,128	$3,047	$3,231	$2,924	$2,804